SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC
                                      20549





                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 17, 1996


                  BRUNNER COMPANIES INCOME PROPERTIES L.P. II
             (Exact name of registrant as specified in its charter)


              DELAWARE                 0-17568               31-1247944
   (State or other jurisdiction of   (Commission          (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                               Number)


                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina  29602
                     (Address of Principal Executive Office)


        Registrant's telephone number, including area code (864) 239-1000






Item 2.  Acquisition or Disposition of Assets

   On January 17, 1996, Aetna Life Insurance Company ("Aetna"), the lender, foreclosed on Pinecrest Plaza Shopping Center, located in Morehead, Kentucky. The mortgage note payable matured September 1, 1995, and had been in default since that date. In the General Partner's opinion, it was not in the Partnership's best interest to contest the foreclosure action.


                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BRUNNER COMPANIES INCOME PROPERTIES L.P. II, a Delaware limited partnership

                              By:   Brunner Management Limited
                                    Partnership, an Ohio limited partnership,
                                    its General Partner


                              By: 104 Management, Inc., an Ohio corporation, its General Partner


                              By:   /s/ Carroll D. Vinson
                                    Carroll D. Vinson
                                    President


                              By:   /s/ Robert D. Long, Jr.
                                    Robert D. Long, Jr.
                                    Controller and Principal
                                    Accounting Officer

                              Date: January 30, 1996